                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
[MORNINGSTAR RATINGS LOGO]                                  ENDED APRIL 30, 1999

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT
INCOME, LIQUIDITY AND SECURITY OF PRINCIPAL
KEMPER U.S. GOVERNMENT SECURITIES FUND

  "... after the outsized moves of the last 18 months, we're returning to a more normal atmosphere. ..."
                                                             [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of Investments
10
Financial Statements
12
Notes to Financial Statements
16
Financial Highlights
18
Shareholders' Meeting


At A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         1.42%
CLASS B                                         0.95%
CLASS C                                         0.97%
LIPPER GNMA BOND FUNDS CATEGORY AVERAGE*        1.69%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future performance. Investments returns and principal values will flutuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividend reinvested and do not include the effect of sales charges and, if they had results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                         AS OF      AS OF
                                        4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS A                  $8.65      $8.86
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS B                  $8.64      $8.85
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS C                  $8.67      $8.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT SECURITIES
FUND RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY

                               CLASS A            CLASS B            CLASS C
------------------------------------------------------------------------------------
1-YEAR                         #14 of 51 funds    #41 of 51 funds   #41 of 51 funds
------------------------------------------------------------------------------------
5-YEAR                         #19 of 35 funds          N/A               N/A
------------------------------------------------------------------------------------
10-YEAR                        #13 of 23 funds          N/A               N/A
------------------------------------------------------------------------------------
15-YEAR                        #3 of  7 funds           N/A               N/A
------------------------------------------------------------------------------------
20-YEAR                         #1 of 3 funds           N/A               N/A
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1999

                                              CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME                             $.3230    $.2830    $.2851
--------------------------------------------------------------------------------
APRIL DIVIDEND                                $.0465    $.0404    $.0415
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+                   6.44%     5.60%     5.74%
--------------------------------------------------------------------------------
SEC YIELD+                                      5.55%     4.72%     3.94%
--------------------------------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN
 ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE-YEARS. MORNINGSTAR HAS PLACED KEMPER U.S. GOVERNMENT SERCURITIES FUND IN THE INTERMEDIATE GOVERNMENT CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00% to 5.50% is 50 basis points.

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest rate fluctuations.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE LAST SIX MONTHS, THE U.S. GOVERNMENT BOND MARKET EXPERIENCED A TRANSITION AS INVESTORS ABANDONED THE "FLIGHT-TO-QUALITY" BIAS OF THE PREVIOUS 18 MONTHS THAT HAD PUSHED BOND YIELDS DOWN TO HISTORICALLY LOW LEVELS. IN THIS REPORT, RICHARD VANDENBERG DISCUSSES HOW THIS CHANGE IMPACTED THE MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
THE FISCAL YEAR?

A     The period from November 1998 to April 1999 can probably best be described as a return to normalcy in the market, albeit a bumpy one. The returns investors received varied substantially by instrument and by maturity. Mortgages tended to outperform Treasuries, and the long end of the market was fairly volatile. For example, 30-year Treasury bonds declined 6.53 percent on a total return basis, as measured by the Salomon 30-year Treasury Benchmark Index.* The Salomon 10-year Treasury Benchmark Index** was off 3.42 percent. On the other hand, the Salomon GMNA Mortgage Index*** gained 2.54 percent for the period.

     If you recall, 30-year Treasury bond yields were at or near all-time lows last October. The reason was a "flight-to-quality" as investors world-wide, anxious about the health of foreign economies, rushed to the safe haven of U.S. Treasuries. Demand pushed yields dramatically lower on longer-maturity instruments. Essentially, this was a culmination of an 18-month long preoccupation with global economies that overshadowed the usual emphasis on economic conditions at home.

     In October, that mentality changed. To show America's commitment to supporting economies worldwide, the Federal Reserve cut interest rates twice in October. While this helped support global markets, investors began to wonder if the cuts might spur strong growth and renewed inflation in the U.S. Long-term government bond yields responded with a sharp jump. Thus, as the fiscal year began, the market was caught in a tug-of-war as investors tried to determine the extent of weakness in global economies and strength in the American economy, and how each would affect the other. Yields and prices varied dramatically within a broad range, making it a challenge to position the portfolio effectively.

     In March, we finally started to get clarification on some fronts. Asia began showing signs of recovery, and the Japanese appeared serious about stimulating their economy. Potential problems in Latin American economies, especially Brazil, began to look as if they were under control and would not hurt the U.S. economy as much as some people feared. And in America, the economy is rolling along with 4.5-5 percent GDP growth in the first quarter with no signs of a substantive increase in inflation.

     So, after the outsized moves of the last 18 months, we're returning to a more normal atmosphere. Yields are stabilizing at a more realistic level, and investors are finally starting to focus on the fundamentals, such as GDP growth and inflation, rather than rushing

PERFORMANCE UPDATE

between a utopian outlook and a doomsday outlook.

  * SALOMON 30-YEAR TREASURY BENCHMARK INDEX GENERALLY REPRESENTS THE MARKET FOR 30-YEAR TREASURY BONDS. SOURCE IS TOWERSDATA.

 ** SALOMON 10-YEAR TREASURY BENCHMARK INDEX GENERALLY REPRESENTS THE MARKET FOR
    10-YEAR TREASURY BONDS. SOURCE IS TOWERSDATA.

*** SALOMON GNMA MORTGAGE INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY
    REPRESENTATIVE OF GNMA SECURITIES. SOURCE IS TOWERSDATA.

Q     HOW DID YOU POSITION THE FUND DURING THIS UNCERTAIN PERIOD?

A     Even though the market was volatile and there was a lot of anxiety among investors, we were reasonably certain of one thing at the beginning of the fiscal year: that rates wouldn't go much lower. Therefore, for most of the six-month period we kept the duration of the fund neutral and worked to add performance by maintaining an overweight in mortgage-backed securities versus Treasuries. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. Also, after the substantial rally in Treasuries that took place last summer, mortgages offered excellent value. This strategy worked well since mortgages outperformed Treasuries for the majority of the six-month period.

     We also adjusted the coupons of the mortgages we bought as market conditions changed. The goal was to keep the fund concentrated in mortgages that offered the best trade-off of risk and return given the market's psychology. Because the market has been so volatile, we were somewhat defensive by moving down in coupons. While this meant giving up a little bit in relative performance, it also meant we were able to moderate the fund's potential share price volatility.

     The bottom line was that, for the six-month period, our 1.42 percent total return (Class A shares unadjusted for sales charges) modestly trailed the Lipper GNMA Funds Index's 1.99 percent return. However, for the one-year period we were #14 of the 51 GNMA funds tracked by Lipper Analytical Services for the 1-year period ended April 30, 1999 (for Class A shares, see page 2 for more information).

     For various reasons, we don't think rates will rise much from here. Therefore, we intend to continue maintaining a higher than normal allocation to GNMA mortgages. We also lengthened our duration slightly versus our peer group, which should enhance the fund's total return if we're correct in our interest rate expectations.

Q     YOU'VE SAID YOU DON'T EXPECT RATES TO GO UP MUCH FROM HERE. WHY?

A     There are several reasons. First, there's been a lot of talk about the strength of the economy and the big first quarter GDP number, but we feel a large part of that was the traditional first quarter spending of tax refunds. The average refund was far more than last year and we think the consumer has put that to work already. We believe it's unlikely that this pace of growth will continue into the summer.

     Longer term, the U.S. government's fiscal surplus is starting to be felt. The supply of new Treasury offerings will be relatively light, which should help raise prices and lower yields.

     And finally, inflation has been very tame. An increase in oil prices caused some concern at the end of March, but the market was able to absorb it. Meanwhile, worker productivity continues to increase, which should help keep price increases and inflation in check.

     The big picture is that investors are able to reap about 6 percent on intermediate-maturity AAA-rated mortgages while inflation remains lodged near 3 percent. So fixed income investors are getting a nice return on their investment and we would expect that to continue.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                                ON 4/30/99      ON 10/31/98
-------------------------------------------------------------------------------
GNMA                                                76%              84%
-------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES                     9                3
-------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES                     1                1
-------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES              1                5
-------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES                     10                5
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                 3                2
-------------------------------------------------------------------------------
                                                   100%             100%

                                                [PIE CHART]      [PIE CHART]
                                                ON 4/30/99       ON 10/31/98

YEARS TO MATURITY

-------------------------------------------------------------------------------
                                                ON 4/30/99      ON 10/31/98
-------------------------------------------------------------------------------
LESS THAN 5                                         35%              47%
-------------------------------------------------------------------------------
5-10 YEARS                                          52               46
-------------------------------------------------------------------------------
11-20 YEARS                                         10                2
-------------------------------------------------------------------------------
21+ YEARS                                           --                5
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                 3               --
-------------------------------------------------------------------------------
                                                   100%             100%

                                        [PIE CHART]           [PIE CHART]
                                        ON 4/30/99            ON 10/31/98

AVERAGE MATURITY

-------------------------------------------------------------------------------
                                         ON 4/30/99            ON 10/31/98
-------------------------------------------------------------------------------
AVERAGE MATURITY                         7.5 years             6.1 years
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments at April 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                    COUPON
    U.S. GOVERNMENT OBLIGATIONS           TYPE                       RATE     MATURITY     PRINCIPLE AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------

    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 71.2%
    (Cost: $2,374,732)
                                          Pass-through               6.00%   2023 - 2029       $ 66,177       $   64,051
                                          certificates
                                                                     6.50    2023 - 2029        486,960          484,954
                                                                     7.00    2011 - 2029        797,272          809,370
                                                                     7.50    2007 - 2029        446,720          461,022
                                                                     8.00    2016 - 2028        409,633          427,469
                                                                     8.50    2016 - 2028         39,119           41,305
                                                                     9.00    2005 - 2028         64,719           69,294
                                                                     9.50    2009 - 2027         28,282           30,447
                                                                    10.00    2009 - 2022         27,949           30,806
                                                                    10.50    2013 - 2021         11,750           12,962
                                           -----------------------------------------------------------------------------
                                                                                                               2,431,680
------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY
    SECURITIES - 10.6%
    (Cost: $367,187)
                                          Bonds                     10.75    2003                39,965           47,556
                                                                    12.75    2010                71,420           99,296
                                                                    12.50    2014                50,600           77,189
                                                                     7.50    2016               105,200          123,216
                                                                     8.75    2020                10,980           14,699
                                           -----------------------------------------------------------------------------
                                                                                                                 361,956
------------------------------------------------------------------------------------------------------------------------

    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 4.6%
    (Cost: $157,600)
                                          Agency notes               5.50    2017 - 2019         62,446           58,831
                                          Pass-through               6.00    2028 - 2029         58,163           56,390
                                          certificates
                                                                     6.50    2028 - 2029         10,713           10,648
                                                                     7.50    2027                   363              374
                                                                     8.00    2005 - 2024          3,734            3,891
                                                                     9.00    2024 - 2025         24,906           26,401
                                           -----------------------------------------------------------------------------
                                                                                                                 156,535
------------------------------------------------------------------------------------------------------------------------

    FEDERAL HOME LOAN
    MORTGAGE CORPORATION - 5.4%
    (Cost: $183,612)
                                          Pass-through               6.50    2029                66,000           65,660
                                          certificates
                                                                     7.00    2028 - 2029         42,654           43,274
                                                                     7.50    2012 - 2029         49,714           51,184
                                                                     9.50    2020                21,321           22,767
                                           -----------------------------------------------------------------------------
                                                                                                                 182,885
                                           -----------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS--91.8%
                                          (Cost: $3,083,131)                                                   3,133,056
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS - 8.2%
    (Cost: $280,530)
                                         (a)Repurchase agreements
                                            Donaldson, Lufkin & Jenrette Securities
                                            Corp.
                                            dated 4/30/99, 4.94%, due 5/3/99                     33,000           33,000
                                            CS First Boston Corp
                                            dated 4/30/99, 4.72%, due 5/3/99                     59,000           59,000
                                           -----------------------------------------------------------------------------
                                                                                                                  92,000
                                           -----------------------------------------------------------------------------
                                          Other
                                            Yield -- 4.63% to 4.75%
                                            Due -- May 1999
                                            Federal Home Loan Mortgage Corp.                     50,000           49,844
                                            Other                                               139,000          138,686
                                           -----------------------------------------------------------------------------
                                                                                                                 188,530
                                           -----------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS                                         280,530
                                           -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $3,363,661)                                                  $3,413,586
                                           -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $3,363,661,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $62,002,000, the gross unrealized depreciation was $12,077,000 and the net unrealized appreciation on investments was $49,925,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

April 30, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value (Cost: $3,363,661)                        $3,413,586
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  95,411
--------------------------------------------------------------------------
  Fund shares sold                                                     851
--------------------------------------------------------------------------
  Interest                                                          27,122
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,536,970
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Cash overdraft                                                          13
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                              4,133
--------------------------------------------------------------------------
  Fund shares redeemed                                             277,089
--------------------------------------------------------------------------
  Management fee                                                     1,135
--------------------------------------------------------------------------
  Distribution services fee                                            108
--------------------------------------------------------------------------
  Administrative services fee                                          571
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,176
--------------------------------------------------------------------------
  Trustees' fees and other                                              72
--------------------------------------------------------------------------
    Total liabilities                                              284,297
--------------------------------------------------------------------------
NET ASSETS                                                      $3,252,673
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $3,811,983
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (606,173)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       49,925
--------------------------------------------------------------------------
  Futures                                                             (740)
--------------------------------------------------------------------------
Accumulated net investment loss                                     (2,322)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,252,673
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,078,259 / 355,722 shares outstanding)                          $8.65
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $9.06
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($138,645 / 16,040 shares outstanding)                             $8.64
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($32,442 / 3,741 shares outstanding)                               $8.67
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($3,327 / 384 shares outstanding)                                  $8.65
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 1999 (unaudited)
(in thousands)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest income                                               $114,844
------------------------------------------------------------------------
Expenses:
  Management fee                                                   6,949
------------------------------------------------------------------------
  Distribution services fee                                          611
------------------------------------------------------------------------
  Administrative services fee                                      3,395
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,994
------------------------------------------------------------------------
  Professional fees                                                   65
------------------------------------------------------------------------
  Reports to shareholders                                            201
------------------------------------------------------------------------
  Trustees' fees and other                                           120
------------------------------------------------------------------------
    Total expenses                                                14,335
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            100,509
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
Net realized gain (loss) on:
  Investments                                                      8,099
------------------------------------------------------------------------
  Futures                                                         (7,430)
------------------------------------------------------------------------
                                                                     669
------------------------------------------------------------------------
Change in net unrealized depreciation on:
  Investments                                                    (55,422)
------------------------------------------------------------------------
  Futures                                                           (740)
------------------------------------------------------------------------
                                                                 (56,162)
------------------------------------------------------------------------
Net loss on investments                                          (55,493)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 45,016
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 1999 (unaudited), and the year ended October 31, 1998
(in thousands)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  100,509              225,518
-----------------------------------------------------------------------------------------------
  Net realized gain                                                    669               72,926
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                            (56,162)             (44,320)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                45,016              254,124
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (122,599)            (235,465)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (111,956)            (218,474)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (189,539)            (199,815)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                                              3,442,212            3,642,027
-----------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $19,768 in 1998)                                             $3,252,673            3,442,212
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL

STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper U.S. Government Securities Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the calculated mean.
                             Lacking any calculated mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The fund may purchase securities with delivery or payment to occur at a later date. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time the fund enters into

NOTES TO FINANCIAL STATEMENTS

                             this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $606,764,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized, or it will expire during the period 2002 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $6,949,000 for the six month ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 1999 are $138,000, of which $1,000 was paid by
                             KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $775,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual

NOTES TO FINANCIAL STATEMENTS

                             rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $3,395,000, of which $8,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,847,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $34,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,358,458

                             Proceeds from sales                       2,569,590

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                        APRIL 30, 1999                   OCTOBER 31, 1998
                                                    -----------------------           -----------------------
                                                    SHARES         AMOUNT             SHARES         AMOUNT
                             --------------------------------------------------------------------------------
                              SHARES SOLD
                             --------------------------------------------------------------------------------
                              Class A                23,690       $ 207,474            31,438       $ 270,880
                             --------------------------------------------------------------------------------
                              Class B                 7,402          64,842             9,910          87,882
                             --------------------------------------------------------------------------------
                              Class C                 3,033          26,634             2,477          21,982
                             --------------------------------------------------------------------------------
                              Class I                   203           1,783               713           6,328
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             --------------------------------------------------------------------------------
                              Class A                 8,321          72,897            14,264         127,311
                             --------------------------------------------------------------------------------
                              Class B                   352           3,065               428           3,389
                             --------------------------------------------------------------------------------
                              Class C                    84             765                72             595
                             --------------------------------------------------------------------------------
                              Class I                    15             135                32             258
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES REDEEMED
                             --------------------------------------------------------------------------------
                              Class A               (47,660)       (417,149)          (78,196)       (685,295)
                             --------------------------------------------------------------------------------
                              Class B                (5,921)        (51,695)           (3,909)        (34,468)
                             --------------------------------------------------------------------------------
                              Class C                (2,075)        (18,169)           (1,011)         (8,949)
                             --------------------------------------------------------------------------------
                              Class I                  (289)         (2,538)             (948)         (8,387)
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             --------------------------------------------------------------------------------
                              Class A                   345           3,030               544           4,806
                             --------------------------------------------------------------------------------
                              Class B                  (346)         (3,030)             (544)         (4,806)
                             --------------------------------------------------------------------------------
                              NET DECREASE FROM CAPITAL
                              SHARE TRANSACTIONS                  $(111,956)                        $(218,474)
                             --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates and are recorded for financial reporting purposes as unrealized gains or losses by the fund. At April 30, 1999, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $3,800,000. The fund also had liquid securities in its portfolio in excess of the face amount of the following open futures positions at April 30, 1999 (in thousands):

                                                              FACE                  EXPIRATION    UNREALIZED
                             TYPE                            AMOUNT     POSITION      MONTH       GAIN (LOSS)
                             --------------------------------------------------------------------------------
                             U.S. Treasury Bond              $55,406      Long      June '99         $(785)
                             --------------------------------------------------------------------------------
                             U.S. Treasury Note (10 year)     49,316      Short     June '99            27
                             --------------------------------------------------------------------------------
                             U.S. Treasury Note (5 year)       7,669      Long      June '99            18
                             --------------------------------------------------------------------------------
                               TOTAL                                                                 $(740)
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------
                                                             CLASS A
                                           --------------------------------------------
                                           SIX MONTHS
                                             ENDED          YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -------------------------------
                                              1999      1998   1997   1996    1995
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.86     8.81   8.74   8.92     8.35
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .27      .58    .64    .63      .66
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.16)     .07    .06   (.17)     .56
---------------------------------------------------------------------------------------
Total from investment operations               .11      .65    .70    .46     1.22
---------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .32      .60    .63    .64      .65
---------------------------------------------------------------------------------------
Net asset value, end of period               $8.65     8.86   8.81   8.74     8.92
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 1.42%    7.64   8.41   5.36    15.24
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       .81%     .80    .78    .77      .72
---------------------------------------------------------------------------------------
Net investment income                         6.06%    6.50   7.34   7.17     7.68
---------------------------------------------------------------------------------------

                                           --------------------------------------------
                                                             CLASS B
                                           --------------------------------------------
                                           SIX MONTHS
                                             ENDED        YEAR ENDED OCTOBER 31,
                                           APRIL 30,    --------------------------
                                              1999      1998   1997   1996   1995
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.85     8.80   8.73   8.91     8.34
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .23      .49    .56    .54      .58
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.16)     .08    .06   (.17)     .56
--------------------------------------------------------------------------------------
Total from investment operations               .07      .57    .62    .37     1.14
--------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .28      .52    .55    .55      .57
--------------------------------------------------------------------------------------
Net asset value, end of period               $8.64     8.85   8.80   8.73     8.91
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  .95%    6.67   7.40   4.36    14.18
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                      1.72%    1.71   1.73   1.73     1.69
--------------------------------------------------------------------------------------
Net investment income                         5.15%    5.59   6.39   6.21     6.71
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                                CLASS C
                                           -------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    --------------------------------
                                              1999      1998   1997   1996      1995
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.87     8.82   8.75   8.93       8.35
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .24      .49    .56    .55        .60
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.15)     .08    .06   (.17)       .56
--------------------------------------------------------------------------------------------
Total from investment operations               .09      .57    .62    .38       1.16
--------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .29      .52    .55    .56        .58
--------------------------------------------------------------------------------------------
Net asset value, end of period               $8.67     8.87   8.82   8.75       8.93
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  .97%    6.66   7.42   4.40      14.33
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                      1.55%    1.67   1.68   1.70       1.64
--------------------------------------------------------------------------------------------
Net investment income                         5.32%    5.63   6.44   6.24       6.76
--------------------------------------------------------------------------------------------

                                           -------------------------------------------
                                                                CLASS I
                                           -------------------------------------------
                                           SIX MONTHS   YEAR ENDED OCTOBER
                                             ENDED             31,            JULY 3 TO
                                           APRIL 30,    ------------------   OCTOBER 31,
                                              1999      1998   1997   1996      1995
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.85     8.81   8.74   8.92       8.88
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .27      .59    .66    .64        .22
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.14)     .07    .06   (.17)       .04
--------------------------------------------------------------------------------------------
Total from investment operations               .13      .66    .72    .47        .26
--------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .33      .62    .65    .65        .22
--------------------------------------------------------------------------------------------
Net asset value, end of period               $8.65     8.85   8.81   8.74       8.92
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 1.66%    7.75   8.60   5.56       3.02
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                       .59%     .57    .60    .59        .53
--------------------------------------------------------------------------------------------
Net investment income                         6.28%    6.73   7.52   7.35       7.07
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED                   YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -------------------------------------------------
                                              1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $3,252,673   3,442,212   3,642,027   4,163,157   4,738,415
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              149%        150         261         391         362
---------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding during the year ended October 31, 1998. Data for the six months ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper U.S. Government Sercurities Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain
      234,805,153  4,478,707   13,634,612

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                           Broker
      For       Against      Abstain     Non-Votes
  179,895,687  10,600,394   21,848,914   40,573,477

Investment policies

                                           Broker
      For       Against      Abstain     Non-Votes
  179,914,267  10,567,449   21,863,279   40,573,477

Diversification

                                           Broker
      For       Against      Abstain     Non-Votes
  180,026,042  10,455,674   21,863,279   40,573,477

Borrowing

                                           Broker
      For       Against      Abstain     Non-Votes
  179,698,957  10,780,531   21,865,507   40,573,477

Senior securities

                                           Broker
      For       Against      Abstain     Non-Votes
  180,062,010  10,419,706   21,863,279   40,573,477

Concentration

                                           Broker
      For       Against      Abstain     Non-Votes
  180,026,411  10,455,305   21,863,279   40,573,477

Underwriting of securities

                                           Broker
      For       Against      Abstain     Non-Votes
  180,073,845  10,407,871   21,863,279   40,573,477

Investment in real estate

                                           Broker
      For       Against      Abstain     Non-Votes
  179,948,245  10,533,471   21,863,279   40,573,477

Purchase of commodities

                                           Broker
      For       Against      Abstain     Non-Votes
  179,836,414  10,645,302   21,863,279   40,573,477

Lending

                                           Broker
      For       Against      Abstain     Non-Votes
  179,899,869  10,582,112   21,863,014   40,573,477

Pledging of assets

                                           Broker
      For       Against      Abstain     Non-Votes
  179,554,365  10,931,441   21,859,189   40,573,477

Purchases of options and warrants

                                           Broker
      For       Against      Abstain     Non-Votes
  179,774,412  10,707,304   21,863,279   40,573,477

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY            RICHARD L. VANDENBERG
Chairman and Trustee           President                 Vice President

JOHN W. BALLANTINE             PHILIP J. COLLORA         LINDA J. WONDRACK
Trustee                        Vice President and        Vice President
                               Secretary
LEWIS A. BURNHAM                                         MAUREEN E. KANE
Trustee                        JOHN R. HEBBLE            Assistant Secretary
                               Treasurer
DONALD L. DUNAWAY                                        CAROLINE PEARSON
Trustee                        ANN M. MCCREARY           Assistant Secretary
                               Vice President
ROBERT B. HOFFMAN                                        ELIZABETH C. WERTH
Trustee                        ROBERT C. PECK, JR.       Assistant Secretary
                               Vice President
DONALD R. JONES                                          BRENDA LYONS
Trustee                        KATHRYN L. QUIRK          Assistant Treasurer
                               Vice President
THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
------------------------------------------------------------------------------
INVESTMENT MANAGER                    KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza   Chicago, IL
                                      www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)


Printed on recycled paper in the U.S.A. This report is not to be distributed unless preceded or accompanied by a Kemper Income Funds prospectus.
KGSF - 3 (6/21/99) 1076880